Putnam
Investment Grade
Municipal Trust


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Investment Grade Municipal Trust's most recent annual period coincided with some of the most unpredictable months in recent memory. Uncertainties about the Federal Reserve Board's stance on interest rates, the slowing pace of the economy, and the dramatic aftermath of the U.S. presidential election contributed to unease in the securities markets.

In such times, investors typically are drawn to the relative security of fixed-income investments. In this case, they also have been drawn to the tax advantages of municipal bonds, boosting demand in the face of a diminishing supply. Consequently, your fund, under some pressure for much of its 2000 fiscal year, begins fiscal 2001 with solid performance and an attractive level of tax exempt income.

Seasoned investors realize that uncertainties are usually transitory. Your fund's manager, Richard Wyke, positioned the fund to benefit as the market shifted into a more favorable climate. We are confident that his strategies will continue to serve the fund well.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 17, 2001

REPORT FROM FUND MANAGEMENT

Richard P. Wyke

During the past year, investors were reminded of a basic principle of investing: when the financial markets turn around, they move so fast that those who are not already positioned in the recovering sector are often too late to benefit. After the Nasdaq plunged in March, setting off a long string of declines in other equity markets, bonds suddenly were the place to be. The municipal bond market had begun to anticipate the beginning of a slowdown in the economy and delivered better performance to investors who had maintained their positions, including investors in Putnam Investment Grade Municipal Trust.

Total return for 12 months ended 11/30/00

                 NAV            Market price
-----------------------------------------------------------------------
                9.82%             -11.14%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods begins on page 5.

* INVESTMENT-GRADE SECTOR PERFORMED WELL

As the fund's fiscal year closed, we saw solid total returns while interest rates in the municipal market peaked and then fell slightly. The investment grade and AAA/Aaa-rated sectors of the municipal market benefited the most from this scenario, due to the inverse relationship between interest rates and bond prices. As a result, we witnessed a dramatic difference in yield between the highest-rated and lowest-rated municipal bonds (known as credit yield spread). As spreads widened, your fund benefited because its portfolio comprised roughly 89% of investment-grade bonds, including 37% AAA/Aaa-rated bonds.

As investors moved into the higher-quality municipal bonds, pushing up their prices, the prices of lower-rated bonds lagged. This price drop created an unusual opportunity for us to invest in a greater number of lower-rated investment-grade bonds (BBB/Baa) at undervalued prices, with the goal of increasing the fund's income level. It is important to note that we are seeking well-known lower-rated issues that provide solid disclosure to potential investors. Our strategy will be especially beneficial when credit yield spreads begin to narrow, as we believe they will. At this stage, credit selection is a crucial part of the strategy, drawing upon the skilled research efforts of Putnam's analytical team.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation            25.9%

Health care               23.0%

Utilities                 12.6%

Pollution control         12.1%

Housing                    9.9%

Footnote reads:
*Based on net assets as of 11/30/00. Holdings will vary over time.

* EXPOSURE TO TRANSPORTATION SECTOR PAID OFF

Your fund has a healthy exposure to the transportation sector, particularly the airline industry, which has had a fairly profitable year despite significant fuel cost increases. One of the fund's long-time holdings is backed by the revenues of American Airlines but issued by the Dallas-Fort Worth International Airport Facility. The airline continues to post strong net profits due to unwavering passenger demand and high fleet capacity, despite the high fuel costs.

Airports also are continuing to expand to meet higher carrier and passenger needs. Airlines are flying into more and more small regional airports such as those in Providence, Rhode Island, and Manchester, New Hampshire, thereby adding to airport revenues. One of your fund's holdings, Arkansas Northwest Regional Airport Authority revenue bonds, has posted very strong net profits, with operations up nearly 20% this year over last year. Additionally, the Arkansas state legislature passed a bill that provided for an increase in passenger facility surcharges from $3.00 to $4.50 per airline ticket. This revenue is earmarked for Northwest Airport's facilities and will enhance the airport's credit quality. Bonds issued by the larger Denver City & County Airport have been upgraded this year by all three major rating agencies (Standard & Poor's, Moody's, and Fitch), and they continue to perform well within your fund's portfolio. The Denver airport's debt service coverage remains strong, and passenger traffic continues to surpass record levels.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 37.4%

Aa/AA -- 3.5%

A -- 23.1%

Baa/BBB -- 25.0%

Ba/BB -- 6.0%

Other -- 5.0%

Footnote reads:
*As a percentage of market value as of 11/30/00. A bond rated Baa/BBB or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


"For investors tired of seesawing in the stock markets, some cautious investments in bonds may be just the ticket."

-- Business Week, November 15, 2000

Revenue bonds issued to support toll roads continue to attract interest from investors. They offer relatively high yields, because of slightly higher risks associated with uncertainties about construction and traffic flows. One such bond that has performed well was issued by Connector 2000 Association, Inc. to build an eastern highway loop around Greenville, South Carolina, improving access to the Greenville airport. The project is ahead of schedule, and the toll road is expected to be open to traffic in early 2001. While this holding and others discussed here were viewed favorably as of November 30, 2000, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.

* OUTLOOK FOR PERFORMANCE

The supply of municipal bonds has been notably light over the past several months, both in terms of new issues and within the secondary market. Because of the strong economy in recent years, state and local governments have been flush with revenues and have had little reason to issue new bonds. Short supply in the face of improved demand should help municipal bond performance in the months ahead.

Recent economic reports have indicated that the U.S. economy is slowing very rapidly, raising concerns of a recession. In response, the Federal Reserve Board cut interest rates by 50 basis points in early January.
The Fed decided to make its move ahead of its regularly scheduled meeting late in January because the equity markets and consumer confidence were quickly spiraling downward after a slow holiday season. While we've always said that changes to monetary policy work with a lag of six to twelve months, this interest-rate cut may give the economy a much-needed psychological boost.

If performance does improve in the municipal bond market, the investments in your fund, especially the bonds at the lower end of the investment-grade spectrum, may offer an opportunity for increased tax-exempt income and potential price appreciation.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investment Grade Municipal Trust is designed for investors seeking high current income free from federal income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 11/30/00

                                       Lehman Brothers
                             Market        Municipal       Consumer
                     NAV      price       Bond Index      price index
---------------------------------------------------------------------
1 year              9.82%    -11.14%          8.18%          3.44%
---------------------------------------------------------------------
5 years            26.98       4.95          30.88          13.26
Annual average      4.89       0.97           5.53           2.52
---------------------------------------------------------------------
10 years          112.20      87.68          98.76          30.19
Annual average      7.81       6.50           7.11           2.67
---------------------------------------------------------------------
Annual average
Life of fund
(since 10/26/89)    7.71       5.98           7.28           3.00
---------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/00

-------------------------------------------------------------------------------
Distributions from common shares
-------------------------------------------------------------------------------
Number                                                        12
-------------------------------------------------------------------------------
Income 1                                                   $0.837
-------------------------------------------------------------------------------
Capital gains 1                                               --
-------------------------------------------------------------------------------
  Total                                                    $0.837
-------------------------------------------------------------------------------
Distributions from preferred shares                Series A (1400 shares)
-------------------------------------------------------------------------------
Income 1                                                  $4,208.31
-------------------------------------------------------------------------------
Capital gains 1                                               --
-------------------------------------------------------------------------------
  Total                                                   $4,208.31
-------------------------------------------------------------------------------
Share value: (common shares)                         NAV       Market price
-------------------------------------------------------------------------------
11/30/99                                            $10.71        $11.938
-------------------------------------------------------------------------------
11/30/00                                             10.88          9.813
-------------------------------------------------------------------------------
Current return (common shares/end of period)
-------------------------------------------------------------------------------
Current dividend rate 2                               6.56%          7.28%
-------------------------------------------------------------------------------
Taxable equivalent 3                                 10.86          12.05
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 12/31/00 (most recent calendar quarter)

                                                                Market
                                                    NAV          price
----------------------------------------------------------------------
1 year                                            13.33%         -0.60%
----------------------------------------------------------------------
5 years                                           27.81           7.93
Annual average                                     5.03           1.54
----------------------------------------------------------------------
10 years                                         116.22          99.10
Annual average                                     8.02           7.13
----------------------------------------------------------------------
Annual average
Life of fund (since 10/26/89)                      7.84           6.35
----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

The Lehman Brothers Municipal Bond Index is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Investment Grade Municipal Trust

We have audited the accompanying statement of assets and liabilities of Putnam Investment Grade Municipal Trust, including the fund's portfolio, as of November 30, 2000, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended November 30, 1998, were audited by other auditors whose report dated January 8, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Investment Grade Municipal Trust as of November 30, 2000, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

                                                KPMG  LLP
Boston, Massachusetts
January 3, 2001




THE FUND'S PORTFOLIO
November 30, 2000

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (97.4%) (a)
PRINCIPAL AMOUNT                                                                         RATING (RAT)         VALUE
Alabama (1.6%)
-------------------------------------------------------------------------------------------------------------------
     $    5,500,000 Gadsden East, Med. Clinic Board Rev. Bonds
                    (Baptist Hosp. of Gadsden, Inc.),
                    Ser. A, 7.8s, 11/1/21                                                 AAA/P       $   5,771,645

Arkansas (1.9%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 AR State Dev. Fin. Auth. Hosp. Rev. Bonds
                    (WA Regl. Med. Ctr.), 7 3/8s, 2/1/29                                  Baa3            2,992,500
          4,000,000 Northwest Regl. Apt. Auth. Rev. Bonds, 7s, 2/1/10                     BB/P            4,145,000
                                                                                                      -------------
                                                                                                          7,137,500

California (2.1%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Anaheim, Pub. Fin. Auth. IFB, MBIA,
                    8.42s, 12/28/18 (SEG)                                                 Aaa             2,387,500
          2,500,000 CA State Hlth. Fac. Fin. Auth. Rev. Bonds
                    (Sutter Hlth.), Ser. A, 5 3/8s, 8/15/30                               Aaa             2,462,500
          1,750,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             1,494,063
          1,400,000 Orange Cnty., Local Trans. Auth. IFB, FGIC, 7.455s,
                    2/14/11 (acquired 2/6/96, cost $1,474,153) (RES)                      Aaa             1,519,000
                                                                                                      -------------
                                                                                                          7,863,063

Colorado (7.3%)
-------------------------------------------------------------------------------------------------------------------
                    CO State Hsg. Fin. Auth. Rev. Bonds (Single Fam.)
          1,560,000 Ser. B-2, 7s, 5/1/26                                                  Aa2             1,655,550
            780,000 Ser. B-3, 6.8s, 11/1/28                                               Aa2               840,450
          2,000,000 CO State Postsecondary Edl. Fac. Auth. Rev. Bonds
                    (Ocean Journey, Inc.), 8 3/8s, 12/1/26                                B+/P            2,222,500
          3,000,000 Colorado Springs, Hosp. Rev. Bonds,
                    6 3/8s, 12/15/30                                                      A3              3,007,500
                    Denver, City & Cnty. Arpt. Rev. Bonds
            735,000 Ser. A, 8 3/4s, 11/15/23                                              A2                772,919
            265,000 Ser. A, 8 3/4s, 11/15/23, Prerefunded                                 Aaa               280,344
          3,820,000 Ser. A, 8s, 11/15/25                                                  A2              3,918,212
          6,330,000 Ser. A, 7 3/4s, 11/15/21                                              A2              6,602,570
          1,670,000 Ser. A, 7 3/4s, 11/15/21, Prerefunded                                 Aaa             1,752,231
          3,000,000 Ser. D, 7 3/4s, 11/15/13                                              A               3,562,500
          2,500,000 5 1/2s, 11/15/25                                                      Aaa             2,475,000
                                                                                                      -------------
                                                                                                         27,089,776

District of Columbia (1.0%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 DC G.O. Bonds, Ser. B, FSA, 5 1/4s, 6/1/26                            AAA             3,760,000

Florida (4.7%)
-------------------------------------------------------------------------------------------------------------------
          9,925,000 Broward Cnty., Resource Recvy. Rev. Bonds
                    (SES Broward Cnty. LP South), 7.95s, 12/1/08                          A3             10,148,313
          4,895,000 Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Baptist Hosp. & Baptist Manor), 5 1/8s, 10/1/19                      A3              4,087,325
          2,000,000 Hernando Cnty., Indl. Dev. Rev. Bonds
                    (FL Crushed Stone Co.), 8 1/2s, 12/1/14                               A-/P            2,202,500
          1,000,000 St. Johns Cnty., Indl. Dev. Auth. Healthcare,
                    Rev. Bonds (Glenmoor St. Johns Project),
                    Ser. A, 8s, 1/1/30                                                    B+/P              993,750
                                                                                                      -------------
                                                                                                         17,431,888

Georgia (2.9%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Burke Cnty., Dev. Auth. Poll. Control Rev. Bonds
                    (Oglethorpe Pwr. Co. Vogtle), MBIA, 8s, 1/1/22                        Aaa             4,380,000
          4,800,000 De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds
                    (Briarcliff Park Apts.), Ser. A, 7 1/2s, 4/1/17                       AAA/P           5,088,240
                    GA State Med. Ctr. Hosp. Auth.
                    (Columbus Regl. Healthcare Syst.) Ser. B, IFB
            300,000 MBIA, 8.719s, 8/1/10                                                  AAA               326,625
            700,000 MBIA, 8.719s, 8/1/10, Prerefunded                                     AAA               769,125
                                                                                                      -------------
                                                                                                         10,563,990

Hawaii (2.3%)
-------------------------------------------------------------------------------------------------------------------
          5,500,000 HI State Dept. of Budget & Fin. Special Purpose
                    Mtge. IFB, 7.966s, 11/1/21                                            A-              5,824,115
          2,500,000 HI State Dept. of Trans. Special Fac. Rev. Bonds
                    (Continental Air Lines, Inc.), 7s, 6/1/20                             Ba2             2,496,875
                                                                                                      -------------
                                                                                                          8,320,990

Illinois (6.3%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Chicago, Board of Ed. G.O. Bonds (School Reform),
                    Ser. A, AMBAC, 5 1/4s, 12/1/27                                        Aaa             2,371,875
          8,405,000 Chicago, Midway Arpt. Rev. Bonds, Ser. A, MBIA,
                    5 1/8s, 1/1/35                                                        Aaa             7,564,500
                    Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          1,900,000 (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18                       Baa2            1,979,344
          6,500,000 (American Air Lines, Inc.), 8.2s, 12/1/24                             Baa1            7,198,750
          2,000,000 Huntley, Special Tax (Svc. Area No. 8),
                    7 3/4s, 3/1/29                                                        BB/P            2,022,500
          2,500,000 IL State Dev. Fin. Auth. Hosp. Rev. Bonds
                    (Adventist Hlth. Syst./Sunbelt Obligation),
                    5.65s, 11/15/24                                                       A-              2,121,875
                                                                                                      -------------
                                                                                                         23,258,844

Indiana (2.2%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 IN State Dev. Fin. Auth. Rev. Bonds (USX Corp.),
                    5.6s, 12/1/32                                                         Baa1            4,362,500
          3,000,000 Indianapolis, Indl. Arpt. Auth. Special Fac. Rev. Bonds
                    (United Air Lines, Inc.), Ser. A, 6 1/2s, 11/15/31                    Baa2            2,816,250
          1,000,000 Rockport, Indl. Poll. Ctrl. Rev. Bonds
                    (Indiana-Michigan Pwr.), Ser. B, FGIC, 7.6s, 3/1/16                   Aaa             1,026,710
                                                                                                      -------------
                                                                                                          8,205,460

Kansas (1.3%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 Burlington, Poll. Control Rev. Bonds
                    (Kansas Gas & Electric Co.), MBIA, 7s, 6/1/31                         Aaa             4,642,020

Kentucky (1.1%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Kenton Cnty., Special Fac. Arpt. Rev. Bonds
                    (Delta Air Lines, Inc.), Ser. A, 7 1/2s, 2/1/12                       Baa3            4,120,000

Louisiana (3.1%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 LA State Pub. Fac. Auth. Hosp. Rev. Bonds
                    (Lake Charles Memorial Hosp.), 8 5/8s, 12/1/30                        BB/P            1,967,500
                    W. Feliciana, Parish Poll. Control Rev. Bonds
                    (Gulf States Util. Co.)
          3,000,000 Ser. III, 7.7s, 12/1/14                                               Ba1             3,129,000
          6,000,000 Ser. A, 7 1/2s, 5/1/15                                                BB+             6,247,500
                                                                                                      -------------
                                                                                                         11,344,000

Maine (1.4%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 ME State Fin. Auth. Solid Waste Recycling Fac.
                    Rev. Bonds (Great Northern Paper-Bowater),
                    7 3/4s, 10/1/22                                                       Baa3            5,243,750

Massachusetts (4.1%)
-------------------------------------------------------------------------------------------------------------------
          2,785,000 MA State Dev. Fin. Agcy. Rev. Bonds (MA
                    Biomedical Research), Ser. C, 6 3/8s, 8/1/17                          A               2,878,994
          8,750,000 MA State Hlth. & Edl. Fac. Auth. IFB (Med. Ctr.
                    of Central MA), Ser. B, AMBAC, 8.97s, 6/23/22                         Aaa            10,073,438
          2,500,000 MA State Hsg. Fin. Agcy. Rev. Bonds (Rental Mtg.),
                    Ser. C, AMBAC, 5 5/8s, 7/1/40                                         AAA             2,384,375
                                                                                                      -------------
                                                                                                         15,336,807

Michigan (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,675,000 Detroit, Dev. Fin. Auth. Tax Increment Rev. Bonds,
                    Ser. A, 9 1/2s, 5/1/21                                                BBB+/P          1,867,625
          2,200,000 Detroit, Wtr. Supply Syst. IFB, FGIC, 8.106s, 7/1/22                  Aaa             2,337,500
                                                                                                      -------------
                                                                                                          4,205,125

Missouri (3.7%)
-------------------------------------------------------------------------------------------------------------------
          8,900,000 Kansas City, Indl. Dev. Auth. Multi-Fam. Mtge.
                    Rev. Bonds (Whispering Lake Project),
                    Ser. A-11, FSA, 7.1s, 1/1/30                                          Aaa             9,389,500
                    MO State Hlth. & Edl. Fac. Rev. Bonds
          2,500,000 (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                            Aa              2,693,750
          1,500,000 (St. Anthony's Med. Ctr.), 6 1/4s, 12/1/30                            A2              1,494,375
                                                                                                      -------------
                                                                                                         13,577,625

Nevada (1.4%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Clark Cnty., Indl. Dev. Rev. Bonds
                    (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32                         Baa2            3,127,500
          2,000,000 NV State Dept. Business & Ind. Rev. Bonds
                    (Las Vegas Monorail-2nd Tier), 7 3/8s, 1/1/40                         BB-/P           1,935,000
                                                                                                      -------------
                                                                                                          5,062,500

New Jersey (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 NJ State Healthcare Fac. Fin. Auth. Rev. Bonds
                    (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         BBB-            2,060,000

New York (4.4%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                    Ser. A, 5 1/4s, 12/1/26                                               A-              3,745,000
          3,000,000 NY City, G.O. Bonds, Ser. H, 5s, 8/1/22                               A2              2,767,500
          2,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds
                    (Brooklyn Navy Yard Cogen. Partners),
                    Ser. G, 5 3/4s, 10/1/36                                               Baa3            1,827,500
          4,100,000 NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                    Ser. C, 5 3/4s, 6/15/26                                               AA              4,156,375
          3,500,000 NY & NJ Port Auth. 144A FRB, Ser. N18,
                    8.75s, 12/1/17                                                        Aaa             3,937,500
                                                                                                      -------------
                                                                                                         16,433,875

North Carolina (4.1%)
-------------------------------------------------------------------------------------------------------------------
            800,000 Charlotte Spl. Fac. Rev. Bonds (Douglas Intl. Arpt.-
                    US Air, Inc.), 7 3/4s, 2/1/28                                         B/P               768,000
                    NC State Eastern Muni. Pwr. Agcy. Pwr. Syst.
                    Rev. Bonds
          1,000,000 Ser. D, 6 3/4s, 1/1/26                                                Baa3            1,032,500
          2,000,000 Ser. A, 5 3/4s, 1/1/26                                                Baa3            1,877,500
         11,000,000 NC State Muni. Pwr. Agcy. Syst. Rev. Bonds
                    (No. 1 Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                         BBB+           11,357,500
                                                                                                      -------------
                                                                                                         15,035,500

Ohio (2.0%)
-------------------------------------------------------------------------------------------------------------------
                    OH State Air Quality Dev. Auth. Rev. Bonds
          5,000,000 (Cleveland Co.), FGIC, 8s, 12/1/13                                    Aaa             5,387,500
          2,000,000 (Poll. Control Toledo), Ser. A, 6.1s, 8/1/27                          Baa3            1,900,000
                                                                                                      -------------
                                                                                                          7,287,500

Oklahoma (0.6%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 OK State Dev. Fin. Auth. Rev. Bonds
                    (Hillcrest Healthcare), Ser. A, 5 5/8s, 8/15/29                       B3              2,139,375

Pennsylvania (6.0%)
-------------------------------------------------------------------------------------------------------------------
          1,640,000 Allegheny Cnty., Res. Fin. Auth. Rev. Bonds, Ser. M,
                    GNMA Coll., 7.9s, 6/1/11                                              Aaa             1,674,850
          1,250,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panter Creek Partners), 6.65s, 5/1/10                                BBB-            1,278,125
          5,000,000 Montgomery Cnty., Indl. Dev. Auth. Resource
                    Recvy. Rev. Bonds, 7 1/2s, 1/1/12                                     A+              5,112,500
          7,600,000 PA State Higher Ed. Assistance Agcy. IFB, Ser. B,
                    MBIA, 10.534s, 3/1/20                                                 Aaa             9,148,500
          5,000,000 Philadelphia, Auth. for Indl. Dev. Spl. Fac. Rev. Bonds
                    (US Air, Inc.), 8 1/8s, 5/1/30                                        B/P             5,087,500
                                                                                                      -------------
                                                                                                         22,301,475

Puerto Rico (1.4%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 PR Cmnwlth. Hwy. & Trans. Auth. Rev. Bonds,
                    Ser. B, 6s, 7/1/39                                                    A               5,268,750

South Carolina (1.7%)
-------------------------------------------------------------------------------------------------------------------
            600,000 SC State Jobs Econ. Dev. Auth. Hosp. Fac.
                    Rev. Bonds (Palmetto Hlth. Alliance),
                    Ser. A, 7 3/8s, 12/15/21                                              Baa2              602,250
          7,625,000 SC State Toll Road Rev. Bonds
                    (Southern Connector Project),
                    Ser. A, 5 3/8s, 1/1/38                                                BBB-            5,766,406
                                                                                                      -------------
                                                                                                          6,368,656

Tennessee (5.7%)
-------------------------------------------------------------------------------------------------------------------
                    Johnson City, Tenn. Hlth. & Edl. Fac. Hosp. Board
                    Rev. Bond
          3,500,000 144A, Ser. A2, MBIA, 8.2s, 7/1/21
                    (acquired 2/8/00, cost $3,296,650) (RES)                              Aaa             3,731,875
          3,000,000 (Mountain States Hlth.), Ser. A, 7 1/2s, 7/1/25                       Baa2            3,022,500
         10,900,000 Knox, Hlth. Edl. & Hsg. Multi-Fam. Mtge. Rev. Bonds
                    (Steeplechase Project), Ser. A-10, FSA,
                    7 1/8s, 1/1/30                                                        Aaa            11,663,000
          2,600,000 Metropolitan Govt. Nashville & Davidson Cnty.,
                    Tenn. Wtr. & Swr. IFB, AMBAC, 7.557s, 1/1/22                          Aaa             2,778,750
                                                                                                      -------------
                                                                                                         21,196,125

Texas (12.8%)
-------------------------------------------------------------------------------------------------------------------
         11,500,000 Alliance, Arpt. Auth. Rev. Bonds (Federal Express
                    Corp.), 6 3/8s, 4/1/21                                                Baa2           11,399,375
          3,500,000 Bowie Ctny., Ind. Dev. Corp. VRDN (Texarkana
                    Newspapers, Inc.), 4s, 11/1/25                                        A-1+            3,500,000
          5,000,000 Brazos River, Poll. Control Auth. Rev. Bonds
                    (TX Util. Elec. Co.), Ser. A, 7 7/8s, 3/1/21                          A3              5,129,700
          7,000,000 Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp.
                    Rev. Bonds (American Airlines, Inc.),
                    6 3/8s, 5/1/35                                                        Baa1            6,825,000
         12,000,000 Harris Cnty., Hlth. Fac. Dev. Corp. VRDN (St. Lukes
                    Episcopal Hosp.), Ser. B, 3.95s, 2/15/27                              A-1+           12,000,000
          8,000,000 North Central Hlth. Fac. Dev. Corp. IFB
                    (Presbyterian Healthcare Syst.), Ser. C, MBIA,
                    8.725s, 6/22/21                                                       Aaa             8,491,760
                                                                                                      -------------
                                                                                                         47,345,835

Utah (4.6%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Carbon Cnty., Solid Waste Disp. Rev. Bonds
                    (Ladilaw Env.), Ser. A, 7.45s, 7/1/17                                 CCC/P           2,880,000
                    UT State Pwr. Supply Rev. Bonds
                    (Intermountain Pwr. Agcy.), Ser. A,
          4,720,000 MBIA, 6.15s, 7/1/14                                                   Aaa             5,038,600
          8,280,000 MBIA, 6.15s, 7/1/14 Prerefunded                                       Aaa             9,118,347
                                                                                                      -------------
                                                                                                         17,036,947

Vermont (1.3%)
-------------------------------------------------------------------------------------------------------------------
          4,625,000 VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                    (Brattleboro Memorial Hosp.), 7s, 3/1/24                              BBB+            4,948,750

Virginia (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,300,000 Pocahontas Pkwy. Assoc. Toll Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa3            1,891,750

Wisconsin (2.2%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 WI State Hlth & Edl. Fac. Auth. Rev. Bonds
                    (United Health Group, Inc.), Ser. B, MBIA,
                    5 1/2s, 12/15/20                                                      Aaa             4,471,875
          3,400,000 WI State Hsg. & Econ. Dev. Auth. Rev. Bonds,
                    Ser. B, 7.05s, 11/1/22                                                AA              3,523,250
                                                                                                      -------------
                                                                                                          7,995,125
                                                                                                      -------------
                    Total Municipal Bonds and Notes
                    (cost $354,545,138)                                                               $ 360,244,646

PREFERRED STOCKS (1.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Charter Mac Equity 144A Ser. A, 6.625% pfd.
                    (acquired 6/11/99, cost $2,000,000) (RES)                                         $   1,957,500
          2,000,000 MuniMae Tax Exempt Bond Subsidiary LLC 144A Ser. A,
                    6.875% pfd. (acquired 5/7/99, cost $2,000,000) (RES)                                  1,990,000
                                                                                                      -------------
                    Total Preferred Stocks (cost $4,000,000)                                          $   3,947,500
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $358,545,138) (b)                                         $ 364,192,146
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $369,951,511.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2000, for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

      Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation
      "Moody's Investment Grade", or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation
      "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

      Moody's Investor Service, Inc.

      MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
      MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
      Aaa = Extremely strong capacity to pay interest and repay principal
      Aa = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree

      P-1 = Superior capacity for repayment
      P-2 = Strong capacity for repayment

      Standard & Poor's Corp.
      AAA = Extremely strong capacity to pay interest and repay principal
      AA = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
      SP-1+ = Very strong capacity to pay principal and interest
      SP-1 = Strong capacity to pay principal and interest
      SP-2 = Satisfactory capacity to pay principal and interest
      A-1+ = Extremely strong degree of safety
      A-1 = Strong degree of safety
      A-2 = Satisfactory capacity for timely repayment

  (b) The aggregate identified cost on a tax basis is $358,545,138, resulting in gross unrealized appreciation and depreciation of $13,650,071 and $8,003,063, respectively, or net unrealized appreciation of $5,647,008.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2000, was $9,198,375 or 2.5% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2000.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at November 30, 2000, which are subject to change based on the terms of the security.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 2000.

      The fund had the following industry group concentrations greater than 10% at November 30, 2000
      (as a percentage of net assets) (unaudited):

            Transportation      25.9%
            Health care         23.0
            Utilities           12.6
            Pollution control   12.1

      The fund had the following insurance concentration greater than 10% at November 30, 2000
      (as a percentage of net assets) (unaudited):

            MBIA                16.2%

------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2000
                                   Aggregate Face  Expiration    Unrealized
                    Total Value        Value          Date      Appreciation
------------------------------------------------------------------------------
Muni Bond Index
(Long)              $11,524,688     $11,299,150      Dec-00       $225,538
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $358,545,138) (Note 1)                                        $364,192,146
-------------------------------------------------------------------------------------------
Cash                                                                              1,078,568
-------------------------------------------------------------------------------------------
Interest receivable                                                               6,681,312
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                      67,688
-------------------------------------------------------------------------------------------
Total assets                                                                    372,019,714

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,256,940
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        645,495
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           44,314
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        15,941
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,438
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              103,075
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,068,203
-------------------------------------------------------------------------------------------
Net assets                                                                     $369,951,511

Represented by
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares (1,400 shares
authorized and outstanding at $100,000 per share) (Note 4)                     $140,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)         234,902,194
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (726,099)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (10,097,130)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        5,872,546
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $369,951,511

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                           $140,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                       97,344
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                         $140,097,344
-------------------------------------------------------------------------------------------
Net assets available to common shares                                          $229,854,167
-------------------------------------------------------------------------------------------
Net asset value per common share
($229,854,167 divided by 21,126,141 shares)                                          $10.88
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended November 30, 2000
Tax exempt interest income:                                                     $24,968,625
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,553,392
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      231,973
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    13,021
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      5,807
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              359,889
-------------------------------------------------------------------------------------------
Other                                                                               130,249
-------------------------------------------------------------------------------------------
Total expenses                                                                    3,294,331
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (124,460)
-------------------------------------------------------------------------------------------
Net expenses                                                                      3,169,871
-------------------------------------------------------------------------------------------
Net investment income                                                            21,798,754
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (1,068,009)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     742,371
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts during the year  5,576,070
-------------------------------------------------------------------------------------------
Net gain on investments                                                           5,250,432
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $27,049,186
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended November 30
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 21,798,754     $ 22,219,268
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (325,638)      (1,345,847)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               5,576,070      (22,705,968)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        27,049,186       (1,832,547)

Distributions to remarketed preferred shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                             (5,891,634)      (4,791,500)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed preferred
shares of $97,344 and $64,440, respectively)                           21,157,552       (6,624,047)
--------------------------------------------------------------------------------------------------

Distributions to common shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                            (17,656,310)     (20,121,422)
--------------------------------------------------------------------------------------------------
Issuance of common shares in connection with reinvestment
of distributions                                                        1,213,400        2,360,789
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 4,714,642      (24,384,680)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     365,236,869      389,621,549
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income and undistributed net investments
income of $726,099 and $1,019,675, respectively)                     $369,951,511     $365,236,869
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of year                         21,015,824       20,838,596
--------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment
of distributions                                                          110,317          177,228
--------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                               21,126,141       21,015,824
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of year                                                             1,400            1,400
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value, beginning
of period  (common shares)            $10.71       $11.98       $12.05       $11.94       $12.37
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                   1.03         1.06         1.07         1.09         1.06
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .26        (1.14)         .06          .23         (.28)
-----------------------------------------------------------------------------------------------------
Total from investment operations        1.29         (.08)        1.13         1.32          .78
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net investment income
-----------------------------------------------------------------------------------------------------
to Common Shareholders                  (.84)        (.96)        (.96)        (.96)        (.96)
-----------------------------------------------------------------------------------------------------
to Preferred Shareholders               (.28)        (.23)        (.24)        (.25)        (.25)
-----------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments
-----------------------------------------------------------------------------------------------------
to Preferred Shareholders                 --           --           --           --           -- (d)
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.12)       (1.19)       (1.20)       (1.21)       (1.21)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $10.88       $10.71       $11.98       $12.05       $11.94
-----------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                       $9.813      $11.938      $14.937      $14.750      $13.625
-----------------------------------------------------------------------------------------------------
Total return at market price
(common shares)(%)(a)                 (11.14)      (13.96)        8.73        16.25         8.65
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)          $369,952     $365,237     $389,622     $388,831     $384,490
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)            1.47         1.46         1.47         1.43         1.49
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)            7.10         7.24         6.82         7.13         6.84
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 21.03        14.92        14.44        26.91       146.43
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Distributions in excess of net realized gain to the preferred stockholders amounted to less than $0.01 per common share.



NOTES TO FINANCIAL STATEMENTS
November 30, 2000

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes do not involve undue risk to income or principal. Under normal market conditions, the fund will invest at least 80% of its total assets in tax-exempt municipal securities rated "investment grade" at the time of investment or, if not rated, determined by Putnam Management to be of comparable quality.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2000, the fund had a capital loss carryover of approximately $6,728,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $1,486,000    November 30, 2004
       612,000    November 30, 2005
     1,662,000    November 30, 2006
     2,968,000    November 30, 2007

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven-day period. The applicable dividend rate for the remarketed preferred shares on November 30, 2000 was 4.23%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, unrealized gains and losses on certain future contracts, market discount, book accretion/ amortization adjustment, prior year straddle loss deferrals and partnership income. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2000, the fund reclassified $3,416 to decrease distributions in excess of net investment income with an increase to accumulated net realized losses of $3,416. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis.

Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund, including those allocated to the remarketed preferred shares. Such fee is based on the annual rate of 0.70% of the average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2000, the fund's expenses were reduced by $124,460 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $572 has been allocated to the fund and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended November 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $74,861,322 and $83,975,221, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Additionally, the fund has authorized a separate series of 2,000 Serial Remarketed Preferred shares, which are issuable only under certain conditions in exchange for Series A shares. No Serial Remarketed
Preferred shares are currently outstanding.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At November 30, 2000, no such restrictions have been placed on the fund.

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


RESULTS OF OCTOBER 5, 2000 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on October 5, 2000. At the meeting, each of the nominees for Trustees was elected, as follows:

                                          Common Shares
                                                        Votes
                                  Votes for            withheld

Jameson Adkins Baxter            18,305,820            453,749
Hans H. Estin                    18,291,282            468,287
Ronald J. Jackson                18,305,050            454,519
Paul L. Joskow                   18,308,489            451,080
Elizabeth T. Kennan              18,291,555            468,014
Lawrence J. Lasser               18,309,089            450,480
John H. Mullin III               18,305,473            454,096
George Putnam, III               18,299,889            459,680
A.J.C. Smith                     18,300,573            458,996
W. Thomas Stephens               18,303,291            456,278
W. Nicholas Thorndike            18,292,469            467,100

                                        Preferred Shares
                                                        Votes
                                  Votes for            withheld

John A. Hill                          1,128                 76
Robert E. Patterson                   1,128                 76

A proposal to ratify the selection of KPMG LLP as the independent auditors of your fund was approved as follows:

Common Shares -- 18,420,865 votes for, and 145,406 votes against, with 193,298 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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